UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8–K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 28, 2013 (May 23, 2013)
THE WET SEAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35634	33-0415940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26972 Burbank Foothill Ranch, CA 92610
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:
(949) 699-3900

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On May 28, 2013, The Wet Seal, Inc. (the "Company") issued a press release reporting the financial results of the Company for the first fiscal quarter ended May 4, 2013. Additionally, the Company provided guidance for its fiscal 2013 second quarter. A copy of the Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 5.07 Matters Subject to a Vote of Security Holders.
On May 23, 2013, the Company held its Annual Meeting of Stockholders. The number of shares of Class A common stock entitled to vote at the Annual Meeting was 89,194,404. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 73,417,994.
The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal is set forth in the Company's Proxy Statement filed with the Securities and Exchange Commission on April 18, 2013.
Proposal 1 - Election of seven nominees to serve as directors until the next annual meeting and until their respective successors are elected and qualified. The final results of votes taken were as follows:

Directors	For	Against	Abstain	Broker Non-Votes
Dorrit M. Bern	62,874,807	1,193,608	687,878	8,661,701
Kathy Bronstein	40,914,157	23,154,108	688,028	8,661,701
Lynda J. Davey	62,586,050	1,482,525	687,718	8,661,701
John D. Goodman	63,215,912	852,353	688,028	8,661,701
Mindy C. Meads	63,057,240	1,011,335	687,718	8,661,701
John S. Mills	63,054,550	1,013,025	688,718	8,661,701
Kenneth M. Reiss	57,766,230	6,301,190	688,873	8,661,701
Proposal 2 - Approval, on an advisory (non-binding) basis, of the compensation of the Company's named executive officers, or the Say-on-Pay Proposal.

For	Against	Abstain	Broker Non-Votes
49,145,593	8,330,611	7,280,089	8,661,701
Proposal 3 - Ratification of the appointment of Deloitte & Touche LLP an Independent Registered Public Accounting Firm, as the Company's independent auditor for fiscal 2013.

For	Against	Abstain	Broker Non-Votes
65,880,728	382,927	7,154,339	—
Item 9.01. Financial Statements and Exhibits.
(a)    Financial Statements of Business Acquired.
Not Applicable.

(b)    Pro Forma Financial Information.
Not Applicable.

(c)    Shell Company Transactions.
Not Applicable.

(d)    Exhibits.
99.1 Press release, dated May 28, 2013, issued by the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WET SEAL, INC. (Registrant)

Date: May 28, 2013	By:	/s/ Steven H. Benrubi
	Name:	Steven H. Benrubi
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press release, dated May 28, 2013, issued by the Company.